Note 22 - Financial Income, Net (Tables)	12 Months Ended
Dec. 31, 2019
Notes Tables
Interest Income and Interest Expense Disclosure [Table Text Block]
	2019	2018	2017
Interest income	20	19	18
Interest expense	(165)	(111)	(44)
Warrants exercised / forfeited	-	889	625
Changes in fair value of Financial Instrument (1)	-	-	2,044
Total	(146)	797	2,643